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                      MORGAN STANLEY INCOME SECURITIES INC.
                          ITEM 77(O) 10F-3 TRANSACTIONS
                        OCTOBER 1, 2009 - MARCH 31, 2010

                                                                     AMOUNT OF   % OF     % OF
                                      OFFERING                        SHARES    OFFERING  FUNDS
    SECURITY      PURCHASE/  SIZE OF  PRICE OF     TOTAL AMOUNT      PURCHASED PURCHASED  TOTAL
    PURCHASED    TRADE DATE OFFERING   SHARES       OF OFFERING       BY FUND    BY FUND ASSETS       BROKERS        PURCHASED FROM
---------------- ---------- -------- --------- -------------------- ---------- --------- ------ ------------------- ----------------
     Boston      10/06/09      --      $99.931         $700,000,000    675,000     0.09%  0.43%    BofA Merrill     Banc of America
  Properties LP                                                                                    Lynch, Citi,
   5.875% due                                                                                      deutsche Bank
   10/15/2019                                                                                     Securities, BNY
                                                                                                  Mellon Capital
                                                                                                Markets LLC, Wells
                                                                                                 Fargo Securities,
                                                                                                    Capital One
                                                                                                    Southcoast,
                                                                                                    Commerzbank
                                                                                                   Corporates &
                                                                                                     Markets,
                                                                                                  Mitsubishi UFJ
                                                                                                  Securities, PNC
                                                                                                  Capital Markets
                                                                                                 LLC, RBS, Scotia
                                                                                                 Capital, SunTrust
                                                                                                Robinson Humphrey,
                                                                                                  TD Securities,
                                                                                                   U.S. Bancorp
                                                                                                 Investments Inc.

  Amphenol Corp  10/29/09      --      $99.813      $600,000,000.00    165,000     0.02%  0.11%     BofA Merrill    Banc of America
   4.750% due                                                                                     Lynch, Deutsche
   11/15/2014                                                                                     Bank Securities,
                                                                                                    J.P. Morgan,
                                                                                                    wells Fargo
                                                                                                    Securities,
                                                                                                   Mitsubishi UFJ
                                                                                                    Securities,
                                                                                                 Mizuho Securities
                                                                                                 USA Inc., RBS, TD
                                                                                                     Securities

 CA Inc. 5.375%  11/09/09      --      $99.162      $750,000,000.00    290,000     0.03%  0.18%     BofA Merrill    JP Morgan
  due 12/1/2019                                                                                     Lynch, J.P.
                                                                                                   Morgan, Citi,
                                                                                                   Deutsche Bank
                                                                                                    Securities,
                                                                                                  Morgan Stanley,
                                                                                                 Barclays Capital,
                                                                                                    BNP PARIBAS,
                                                                                                      Goldman

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                                                                                                 Sachs & Co., HSBC,
                                                                                                  KeyBanc, Capital
                                                                                                  Markets, Mizuho
                                                                                                   Securities USA
                                                                                                 Inc., RBS, Scotia
                                                                                                   Capital, U.S.
                                                                                                      Bancorp
                                                                                                    Investments,
                                                                                                 Inc., Wells Fargo
                                                                                                     Securities

Waste Management 11/12/09      --      $99.466      $600,000,000.00    315,000     0.05%  0.20%  BNP PARIBAS, J.P.  JP Morgan
 Inc. 6.125% due                                                                                   Morgan, Scotia
   11/30/2039                                                                                      Capital, Wells
                                                                                                 Fargo Securities,
                                                                                                   CALYON, Citi,
                                                                                                      Comerica
                                                                                                 Securities, Daiwa
                                                                                                     Securities
                                                                                                   America Inc.,
                                                                                                  Goldman, Sachs &
                                                                                                  Co., Mitsubishi
                                                                                                  UFJ Securities,
                                                                                                 Mizuho Securities
                                                                                                  USA Inc., Morgan
                                                                                                 Keegan & Company,
                                                                                                   Inc. SunTrust
                                                                                                      Robinson
                                                                                                   Humphrey, U.S.
                                                                                                      Bancorp
                                                                                                 Investments, Inc.

 American Energy 11/12/09      --      $99.746      $250,000,000.00    280,000     0.11%  0.18%  Barclays Capital,  Barclays Capital
 Generating Co.                                                                                   Morgan Stanley,
   6.300% due                                                                                       RBS, Scotia
    4/1/2020                                                                                       Capital, Fifth
                                                                                                 Third Securities,
                                                                                                  KeyBanc Capital
                                                                                                   Markets, Loop
                                                                                                  Capital Markets,
                                                                                                  Morgan Keegan &
                                                                                                   Company, Inc.

  AEGON NV Note  11/23/09      --      $99.740      $500,000,000.00    475,000     0.09%  0.30%     Citi, Morgan    Wachovia
   4.625% due                                                                                      Stanley, Wells   Securities
    12/1/2015                                                                                    Fargo Securities,
                                                                                                   ING Wholesale,
                                                                                                     HSBC, Rabo
                                                                                                     Securities

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                                                                                                     USA, Inc.

NiSource Finance 12/01/09      --      $99.569      $500,000,000.00    425,000     0.08%  0.02%    Credit Suisse,   Credit Suisse
 Corp 6.125% due                                                                                  Morgan Stanley,
    3/31/2022                                                                                      UBS Investment
                                                                                                     Bank, BofA
                                                                                                   Merrill Lynch,
                                                                                                     Citi, J.P.
                                                                                                   Morgan, Wells
                                                                                                 Fargo Securities,
                                                                                                    Loop Capital
                                                                                                   Markets, LLC,
                                                                                                   Mitsubishi UFJ
                                                                                                  Securities, PNC
                                                                                                  Capital Markets
                                                                                                 LLC, U.S. Bancorp
                                                                                                 Investments, Inc.

Hess Corp 6.000% 12/09/09      --      $99.234      $750,000,000.00    200,000     0.02%  0.13%   Goldman Sachs &   JP Morgan
  due 1/15/2040                                                                                  Co., J.P. Morgan,
                                                                                                   Morgan Stanley

     Boston      12/10/09      --      $99.031         $850,000,000    355,000     0.00%  0.11%     BofA Merrill    JP Morgan
 Scientific Corp                                                                                  Lynch, Deutsche
 Note 6.00% due                                                                                   Bank Securities,
    1/15/2020                                                                                       J.P. Morgan,
                                                                                                 Barclays Capital,
                                                                                                 BNP PARIBAS, RBS,
                                                                                                  Daiwa Securities
                                                                                                   America Inc.,
                                                                                                   Mitsubishi UFJ
                                                                                                    Securities,
                                                                                                 Mizuho Securities
                                                                                                  USA Inc., Wells
                                                                                                 Fargo Securities,
                                                                                                  BBVA Securities,
                                                                                                     BNY Mellon
                                                                                                  Capital Markets,
                                                                                                  LLC, RBC Capital
                                                                                                  Markets, Scotia
                                                                                                    Capital, ING
                                                                                                 Wholesale, Allied
                                                                                                    Irish Banks,
                                                                                                     Corporate
                                                                                                 Banking, Standard
                                                                                                   Chartered Bank

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    Teacher's    12/11/09      --      $99.873    $2,000,000,000.00    350,000     0.01%  0.23%    Deutsche Bank    Goldman Sachs
  Insurance and                                                                                     Securities,
     Annuity                                                                                      Goldman, Sachs &
 Association of                                                                                  Co., J.P. Morgan,
 America 6.850%                                                                                   Morgan Stanley,
 due 12/16/2039                                                                                     Citi, Credit
                                                                                                    Suisse, RBS,
                                                                                                    Wells Fargo
                                                                                                  Securities, The
                                                                                                  Williams Capital
                                                                                                    Group, L.P.

     Motiva      01/06/10      --      $99.804 $1,000,00,000,000.00    210,000     0.02%  0.13% Credit Suisse, J.P. Credit Suisse
 Enterprises LLC                                                                                    Morgan, Citi,   Securities
   5.750% due                                                                                       Calyon, RBS,    (USA) LLC
    1/15/2020                                                                                      Mitsubishi UFJ
                                                                                                Securities, SunTrust
                                                                                                  Robinson Humphrey

CMS Energy Corp. 01/11/10      --      $99.436      $300,000,000.00    175,000     0.05%  0.11%   J.P. Morgan, BNP  J.P. Morgan
   6.250% due                                                                                   PARIBAS, RBS, wells
    2/1/2020                                                                                     Fargo Securities,
                                                                                                  Scotia Capital,
                                                                                                      Comerica
                                                                                                    Securities,
                                                                                                  Goldman, Sachs &
                                                                                                   Co.,, KeyBanc
                                                                                                  Capital Markets,
                                                                                                   Mitsubishi UFJ
                                                                                                 Securities, Fifth
                                                                                                 Third Securities,
                                                                                                 Inc., The Williams
                                                                                                Capital Group, L.P.

 Simon Property  01/19/10      --      $99.621 $1,250,00,000,000.00    255,000     0.02%  0.16%     Citi, Morgan    Barclays
 Group LP 5.650%                                                                                    Stanley, RBS,   Capital, Inc.
  due 2/1/2020                                                                                    Barclays Capital,
                                                                                                CALYON, Fifth Third
                                                                                                 Securities, Inc.,
                                                                                                  Morgan Keegan &
                                                                                                 Company Inc., RBC
                                                                                                  capital Markets,
                                                                                                  Scotia Capital,
                                                                                                  SunTrust Robinson
                                                                                                      Humphrey

  Adobe Systems  01/25/10      --      $99.387      $900,000,000.00    430,000     0.04%  0.27% BofA Merrill Lynch, Banc of America
 Inc. 4.750% due                                                                                 J.P. Morgan, Citi,
    2/1/2020                                                                                      Morgan Stanley,
                                                                                                    Wells Fargo
                                                                                                  Securities, BNP
                                                                                                  PARIBAS, Credit
                                                                                                   Suisse, Daiwa
                                                                                                 Securities America
                                                                                                       Inc.,

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                                                                                                     Mitsubishi
                                                                                                UFJ Securities, RBS

      Korea      02/03/10      --      $99.724      $750,000,000.00    405,000      0.05  0.25%     BNP Paribas     Banc of America
Development Bank                                                                                 Securities Corp.,
   4.375% due                                                                                    Daewoo Securities
    8/10/2015                                                                                      Co., Ltd, The
                                                                                                    Hongkong and
                                                                                                  Shanghai Banking
                                                                                                    Corporation
                                                                                                  Limited, Merrill
                                                                                                   Lynch, Pierce,
                                                                                                   Fenner & Smith
                                                                                                   Incorporated,
                                                                                                  Morgan Stanley &
                                                                                                 Co. International
                                                                                                        pld

  Valero Energy  02/03/10      --      $99.369      $850,000,000.00  1,100,000     0.12%  0.69%  Barclays Capital,  JP Morgan
Corp. 6.125% due                                                                                BofA Merrill Lynch,
    2/1/2020                                                                                        Citi, Credit
                                                                                                    Suisse, J.P.
                                                                                                    Morgan, BNP
                                                                                                  Paribas, Calyon,
                                                                                                  Daiwa Securities
                                                                                                   America Inc.,
                                                                                                   Mitsubishi UFJ
                                                                                                 Securities, Mizuho
                                                                                                   Securities USA
                                                                                                    Inc., Morgan
                                                                                                    Stanley, RBC
                                                                                                  Capital Markets,
                                                                                                    RBS, Scotia
                                                                                                 Capital, SunTrust
                                                                                                 Robinson Humphrey,
                                                                                                   UBS Investment
                                                                                                 Bank, Wells Fargo
                                                                                                     Securities

Pacific LifeCorp 02/04/10      --      $99.303      $450,000,000.00    525,000     0.11%  0.33% BofA Merrill Lynch, UBS Warburg
   6.000% due                                                                                     J.P. Morgan, UBS
    2/10/2020                                                                                     Investment Bank,
                                                                                                 Barclays Capital,
                                                                                                  BNP PARIBAS, BNY
                                                                                                   Mellon Capital
                                                                                                   Markets, LLC,
                                                                                                   CALYON, Citi,
                                                                                                    Commerzbank
                                                                                                    Corporates &
                                                                                                 Markets, Deutsche
                                                                                                  Bank Securities,
                                                                                                  HSBC, Mitsubishi
                                                                                                UFJ Securities, PNC
                                                                                                  Capital Markets
                                                                                                 LLC, RBS, SOCIETE
                                                                                                   GENERALE, The
                                                                                                  Williams Capital
                                                                                                       Group,

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                                                                                                 L.P., U.S. Bancorp
                                                                                                 Investments, Inc.,
                                                                                                    Wells Fargo
                                                                                                    Securities,

      Life       02/11/10      --      $99.796      $750,000,000.00    440,000     0.05%  0.28% BofA Merrill Lynch, Banc of America
  Technologies                                                                                    Goldman, Sachs &
Corp. 6.000% due                                                                                 Co., J.P. Morgan,
    3/1/2020                                                                                      DnB NOR, Mizuho
                                                                                                  Securities USA,
                                                                                                  Markets, Scotia
                                                                                                Capital BNP PARIBAS
                                                                                                    Inc., Morgan
                                                                                                    Stanley, RBS

   Nationwide    02/18/10      --      $99.765      $800,000,000.00  1,600,000     0.20%  1.02%   Barclays Capital  Banc of America
Building Society                                                                                   Inc., Banc of
   6.250% due                                                                                    America Securities
    2/25/2020                                                                                   LLC, Morgan Stanley
                                                                                                 & Co. Incorporated

 Nomura Holdings 02/25/10      --      $99.791    $1,500,000,000.00    280,000     0.02%  0.18%  Nomura Securities, Nomura
 Inc. 6.700% due                                                                                BofA Merrill Lynch, Securities
    3/4/2020                                                                                    Citi, Deutsche Bank
                                                                                                 Securities, HSBC,
                                                                                                    J.P. Morgan,
                                                                                                   Mitsubishi UFJ
                                                                                                  Securities, UBS
                                                                                                  Investment Bank,
                                                                                                    Wells Fargo
                                                                                                     Securities

 QVC Inc. 7.125% 03/17/10      --     $100.000      $500,000,000.00     40,000     0.01%  0.03%     J.P. Morgan,    JP Morgan
  due 4/15/2017                                                                                  Barclays Capital,
                                                                                                    wells Fargo
                                                                                                  Securities, BofA
                                                                                                   Merrill Lynch,
                                                                                                    Citi, Credit
                                                                                                   Agricole CIB,
                                                                                                  Morgan Stanley,
                                                                                                    RBS, Scotia
                                                                                                    Capital, BNP
                                                                                                   Paribas, Daiwa
                                                                                                 Securities America
                                                                                                    Inc., Mizuho
                                                                                                   Securities USA
                                                                                                   Inc., SunTrust
                                                                                                 Robinson Humphrey,
                                                                                                UBS Investment Bank

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 Vornado Realty  03/23/10      --      $99.834      $500,000,000.00    400,000     0.08%  0.25% BofA Merrill Lynch, UBS Securities
Trust 4.250% due                                                                                 Citi, J.P. Morgan,
    4/1/2015                                                                                       UBS Investment
                                                                                                Bank, Deutsche Bank
                                                                                                    Securities,
                                                                                                  Goldman, Sachs &
                                                                                                    Co., Morgan
                                                                                                Stanley, RBS, Wells
                                                                                                 Fargo Securities,
                                                                                                 BNY Mellon Capital
                                                                                                Markets, LLC, Daiwa
                                                                                                 Securities America
                                                                                                 Ind., PNC Capital
                                                                                                  Markets LLC,RBC
                                                                                                  Capital Markets,
                                                                                                    U.S. Bancorp
                                                                                                 Investments, Inc.

LBI Escrow Corp. 03/24/10      --     $100.000    $2,250,000,000.00    145,000     0.01%  0.09% BofA Merrill Lynch, Banc of America
   8.000% due                                                                                      UBS Investment
    11/1/2017                                                                                      Bank, Barclays
                                                                                                   Capital, Citi,
                                                                                                   Credit Suisse,
                                                                                                   Deutsche Bank
                                                                                                  Securities, J.P.
                                                                                                   Morgan, Morgan
                                                                                                   Stanley, Wells
                                                                                                  Fargo Securities

 Duke Realty LP  03/25/10      --      $99.983      $250,000,000.00    245,000     0.10%  0.16%   Morgan Stanley,   Wachovia
   6.750% due                                                                                       Wells Fargo     Securities
    3/15/2020                                                                                       Securities,
                                                                                                 Barclays Capital,
                                                                                                   Credit Suisse,
                                                                                                  Morgan Keegan &
                                                                                                   Company, Inc.,
                                                                                                  Scotia Capital,
                                                                                                 SunTrust Robinson
                                                                                                      Humphrey

       New       03/26/10      --     $100.000    $1,100,000,000.00     50,000     0.00%  0.03% J.P. Morgan, Credit JP Morgan
 Communications                                                                                     Suisse, BofA
 Holdings 8.50%                                                                                    Merrill Lynch,
  due 4/15/2020                                                                                  Barclays Capital,
                                                                                                Citi, Deutsche Bank
                                                                                                 Securities, Morgan
                                                                                                    Stanley, RBS
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